                                                                   EXHIBIT 10.40

                     AMENDMENT NO. 15 TO THE LOAN DOCUMENTS

                  AMENDMENT NO. 15 TO THE LOAN DOCUMENTS dated as of January 20, 2000 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, and Amendment No. 14 to the Loan Documents dated as of December 16, 1999, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.; "BOFA"), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and BofA, as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement as provided herein.

                  (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

                  (a) Section 5.03 is hereby amended to delete the number "30" in subclause (e) thereof and to substitute therefor the new number "60".

                  (b) Section 5.03 is hereby further amended to delete the phrase "month (commencing with respect to the month of August 1999)" in the second line of subclause (v) thereof and to substitute therefor the new phrase "of the first eleven months in each year and within 60 days after the end of the twelfth month in each year".

                  SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

         (a) The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on January 25, 2000, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower).

         (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

         (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

         (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

                  The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and of

Sugarman & Company LLP) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                           THE BORROWER

                           CAREMARK RX, INC.
                           (formerly known as MEDPARTNERS, INC.)



                           By        /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:  James H. Dickerson, Jr.
                                Title: EVP and CFO

                           THE ADMINISTRATIVE AGENT

                           BANK OF AMERICA, N.A.



                           By        /s/ Michael D. Monte
                                -----------------------------------------------
                                Name:  Michael D. Monte
                                Title: Managing Director

                           THE LENDER PARTIES

                           BANK OF AMERICA, N.A., as a Lender,
                           the Swing Line Bank and the Issuing Bank


                           By        /s/ Michael D. Monte
                                -----------------------------------------------
                                Name:  Michael D. Monte
                                Title: Managing Director


                           AMSOUTH BANK


                           By        /s/ Allison J. Sanders
                                -----------------------------------------------
                                Name:  Allison J. Sanders
                                Title: Vice President


                           THE CHASE MANHATTAN BANK


                           By        /s/ Dawn Lee Lum
                                -----------------------------------------------
                                Name:  Dawn Lee Lum
                                Title: Vice President

                           CITIBANK, N.A.



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           CREDIT LYONNAIS NEW YORK BRANCH



                           By        /s/ Henry J. Reukauf
                                -----------------------------------------------
                                Name:  Henry J. Reukauf
                                Title: Vice President

                           DEBT STRATEGIES FUND, INC.



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           THE FIRST NATIONAL BANK OF CHICAGO



                           By        /s/ L. Richard Schiller
                                -----------------------------------------------
                                Name:  L. Richard Schiller
                                Title: Vice President

                           FIRST UNION NATIONAL BANK



                           By        /s/ Joyce L. Barry
                                -----------------------------------------------
                                Name:  Joyce L. Barry
                                Title: SVP

                           FLOATING RATE PORTFOLIO
                           BY: INVESCO Senior Secured Management, Inc., as attorney in fact



                           By        /s/ Gregory Stoeckle
                                -----------------------------------------------
                                Name:  Gregory Stoeckle
                                Title: Authorized Signatory

                           KZH HIGHLAND-2 LLC



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           MERRILL LYNCH, PIERCE, FENNER &
                               SMITH INCORPORATED



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           MERRILL LYNCH DEBT STRATEGIES
                             PORTFOLIO, INC.
                             BY:  MERRILL LYNCH ASSET
                             MANAGEMENT L.P., as Investment Advisor



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           MERRILL LYNCH GLOBAL INVESTMENT
                            SERIES: INCOME STRATEGIES PORTFOLIO
                             BY: MERRILL LYNCH ASSET MANAGEMENT,
                                 L.P., as Investment Advisor



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           MERRILL LYNCH SENIOR FLOATING
                              RATE FUND, INC.



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           MERRILL LYNCH PRIME RATE PORTFOLIO
                             BY:  MERRILL LYNCH ASSET
                             MANAGEMENT, L.P., as Investment Advisor



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           ML CBO IV (CAYMAN) LTD.
                           BY:  HIGHLAND CAPITAL MANAGEMENT L.P.,
                                as Collateral Manager



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           ML CLO XX PILGRIM AMERICA
                              (CAYMAN) LTD.
                             BY:   PILGRIM INVESTMENTS, INC.,
                                   as Investment Manager



                           By          /s/ Charles E. LeMieux
                                -----------------------------------------------
                                Name:  Charles E. LeMieux, CFA
                                Title: Assistant Vice President

                           MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK



                           By        /s/ Anna Marie Fallon
                                -----------------------------------------------
                                Name:  Anna Marie Fallon
                                Title: Vice President

                           PAM CAPITAL FUNDING, LP
                              BY:   HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                    as Collateral Manager



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           PAMCO CAYMAN, LTD.
                            BY:  HIGHLAND CAPITAL  MANAGEMENT, L.P.,
                                 as Collateral Manager


                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           PILGRIM PRIME RATE TRUST
                              BY:   PILGRIM INVESTMENTS, INC.,
                                    as Investment Manager


                           By        /s/ Charles E. LeMieux
                                -----------------------------------------------
                                Name:  Charles E. LeMieux, CFA
                                Title: Assistant Vice President

                           SCOTIABANC INC.



                           By          /s/ Dana Maloney
                                -----------------------------------------------
                                Name:  Dana Maloney
                                Title: Relationship Manager

                           SRV-HIGHLAND, INC.



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           STEIN ROE & FARNHAM INCORPORATED,
                                  as Agent for KEYPORT LIFE INSURANCE
                                          COMPANY



                           By          /s/ Kathleen A. Zarn
                                -----------------------------------------------
                                Name:      Kathleen A. Zarn
                                Title:     Vice President

                           TORONTO DOMINION (TEXAS), INC.



                           By          /s/ Anne Favoriti
                                -----------------------------------------------
                                Name:  Anne Favoriti
                                Title: VP

                           TRANSAMERICA LIFE INSURANCE AND
                                       ANNUITY CO.



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           TRANSAMERICA PREMIER HIGH YIELD FUND


                           By
                                -----------------------------------------------
                                Name:
                                Title:

                           VAN KAMPEN PRIME RATE INCOME TRUST



                           By        /s/ Howard Tiffen
                                -----------------------------------------------
                                Name:    Howard Tiffen
                                Title:   Sr. Vice President

                           VAN KAMPEN SENIOR INCOME TRUST



                           By        /s/ Howard Tiffen
                                -----------------------------------------------
                                Name:    Howard Tiffen
                                Title:   Sr. Vice President

                           VAN KAMPEN CLO II, LIMITED
                           BY:  VAN KAMPEN MANAGEMENT, INC.,
                                as Collateral Manager



                           By        /s/ Howard Tiffen
                                -----------------------------------------------
                                Name:    Howard Tiffen
                                Title:   Sr. Vice President

                           WACHOVIA BANK, N.A.



                           By
                                -----------------------------------------------
                                Name:
                                Title:

                          CONSENT TO AMENDMENT NO. 15
                             TO THE LOAN DOCUMENTS

                             As of January 20, 2000

                  Reference is made to Amendment No. 15 to the Loan Documents dated as of January 20, 2000 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, and Amendment No. 14 to the Loan Documents dated as of December 16, 1999, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                  Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

                  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                           MEDGP, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           MEDPARTNERS ACQUISITION CORPORATION



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           MEDPARTNERS AVIATION, INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           MEDPARTNERS EAST, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           GEORGIA MEDPARTNERS MANAGEMENT,
                           INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           MEDPARTNERS INTEGRATED NETWORK-
                           CHANDLER, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           MEDPARTNERS PROFESSIONAL
                           MANAGEMENT CORPORATION



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           ADS HEALTH MANAGEMENT, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           HEALTHWAYS, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           BAY AREA PRACTICE MANAGEMENT
                           GROUP, INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary



                           By           /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           CHS MANAGEMENT, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           CAREMARK INTERNATIONAL INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           CAREMARK INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           By         /s/ Leisa S. Kizer
                                -----------------------------------------------
                                Name:     Leisa S. Kizer
                                Title:    Treasurer

                           CAREMARK PHYSICIAN SERVICES OF TEXAS INC.


                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           PRESCRIPTION HEALTH SERVICES, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           STRATEGIC HEALTHCARE MANAGEMENT, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer



                           By           /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           CAREMARK INTERNATIONAL HOLDINGS INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           MEDPARTNERS PHYSICIAN SERVICES INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           CAREMARK RESOURCES CORPORATION



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           FRIENDLY HILLS HEALTHCARE
                           NETWORK INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           MEDPARTNERS NSC LTD.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           MEDPARTNERS ADMINISTRATIVE
                           SERVICES, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           MEDPARTNERS MANAGED CARE, INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           ACUTE CARE MEDICAL MANAGEMENT, INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           BGS HEALTHCARE, INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           HOME HEALTH AGENCY OF GREATER
                           MIAMI, INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           MEDPARTNERS MANAGED CARE OF SOUTH
                           BROWARD, INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           MEDPARTNERS MEDICAL MANAGEMENT OF
                           OHIO, INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           LFMG, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer


                           PACIFIC MEDICAL GROUP, INC.



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           PACIFIC PHYSICIAN SERVICES, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           PPS EAST, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           PPS NORTH CAROLINA MEDICAL
                           MANAGEMENT, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           PPS RIVERSIDE DIVISION ACQUISITION
                           AND MANAGEMENT CORP. I



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           PPS VALLEY MANAGEMENT, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           PPS INDEMNITY, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           PACIFIC PHYSICIAN SERVICES
                           ARIZONA, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           PACIFIC PHYSICIAN SERVICES
                           NEVADA, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           PHYSICIANS' HOSPITAL MANAGEMENT
                           CORPORATION



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           RELIANT HEALTHCARE SYSTEMS, INC.



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:     Sara J. Finley
                                Title:    Vice President & Secretary

                           MEDPARTNERS/TALBERT MEDICAL
                           MANAGEMENT CORPORATION



                           By           /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           TALBERT MEDICAL MANAGEMENT
                           CORPORATION



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     President & Treasurer

                           TALBERT HEALTH SERVICES
                           CORPORATION



                           By          /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:      James H. Dickerson, Jr.
                                Title:     Vice President & Treasurer

                           MEDPARTNERS ADMINISTRATION, L.P.



                           By           /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:     James H. Dickerson, Jr.
                                Title:    Executive Vice President & Treasurer
                                          of Caremark Rx, Inc., the General
                                          Partner

                           MEDPARTNERS PHYSICIAN
                           MANAGEMENT, L.P.



                           By         /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:    James H. Dickerson, Jr.
                                Title:   Executive Vice President of
                                         Caremark Rx, Inc., the General
                                         Partner

                           MEDOHIO, L.P.



                           By         /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:    James H. Dickerson, Jr.
                                Title:   President & Treasurer of MedGP, Inc.,
                                         the General Partner

                           MED TENNESSEE, INC.



                           By           /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:     James H. Dickerson, Jr.
                                Title:    President & Treasurer

                           MEDTEX, L.P.



                           By        /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:    James H. Dickerson, Jr.
                                Title:   President & Treasurer of MedGP, Inc.,
                                         the General Partner

                           MEDPARTNERS PHYSICIAN SERVICES OF ILLINOIS L.L.C.



                           By        /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:    James H. Dickerson, Jr.
                                Title:   Vice President & Treasurer of
                                         North Suburban Clinic, Ltd.,
                                         a Member

                           CERRITOS INVESTMENT GROUP



                           By        /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:    James H. Dickerson, Jr.
                                Title:   Executive Vice President & Chief
                                         Financial Officer of Caremark Rx, Inc.,
                                         a Partner



                           By        /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:    Sara J. Finley
                                Title:   Corporate Secretary of
                                         Caremark Rx, Inc., a Partner

                           CERRITOS INVESTMENT GROUP II



                           By        /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:    James H. Dickerson, Jr.
                                Title:   Executive Vice President & Chief
                                         Financial Officer of Caremark Rx, Inc.,
                                         a Partner



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name:    Sara J. Finley
                                Title:   Corporate Secretary of
                                         Caremark Rx, Inc., a Partner

                           5000 AIRPORT PLAZA, L.P.



                           By         /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:    James H. Dickerson, Jr.
                                Title:   Executive Vice President & Chief
                                         Financial Officer of Caremark Rx, Inc.
                                         the General Partner



                           By         /s/ Sara J. Finley
                                -----------------------------------------------
                                Name: Sara J. Finley
                                Title:   Corporate Secretary of
                                         Caremark Rx, Inc., the General Partner

                           KS-PSI OF TEXAS L.P.



                           By         /s/ James H. Dickerson, Jr.
                                -----------------------------------------------
                                Name:    James H. Dickerson, Jr.
                                Title:   Vice President & Treasurer of
                                         MedPartners Physician Services, Inc.,
                                         the General Partner